Exhibit 1.01

Winnebago Industries, Inc.
Conflict Minerals Report
For the Year Ended December 31, 2023

The "Company," "Winnebago Industries," "we," "our," and "us" are used interchangeably to refer to Winnebago Industries, Inc. and its consolidated subsidiaries.

This Conflict Minerals Report of Winnebago Industries, Inc. for calendar year 2023 is presented in accordance with Rule 13p-1 (“Rule 13p-1”) under the Securities Exchange Act of 1934 (the “1934 Act”). Please refer to Rule 13p-1, Form SD and the 1934 Act Release No. 34-67716 for definitions to the terms used in this Report, unless otherwise defined herein.

Winnebago Industries, a manufacturer with a diversified portfolio of recreation vehicles and marine products, has determined that its products were manufactured with tin, tantalum, tungsten, and gold, which were necessary for the functionality of such products. In accordance with Rule 13p-1, Winnebago Industries performed due diligence as noted below to determine the conflict minerals’ status of the necessary conflict minerals used in its product manufacturing.

On April 28, 2023, Winnebago Industries purchased 100% of the equity interests of Lithionics Battery, LLC and Lithionics LLC (collectively, "Lithionics"), a premier lithium-ion battery solutions provider to the recreational equipment and specialty vehicle markets. In accordance with Instruction 3 to Item 1.01 of Form SD, the scope of this Report does not include any products manufactured or contracted to be manufactured by Lithionics.

Overview of Conflict Minerals Program and Reasonable Country of Origin Inquiry

•We have structured compliance efforts internally to support supply chain due diligence. Winnebago Industries has developed a team responsible for the conflict minerals program. The team reports to the General Counsel.
•We have established a system of controls and supply chain transparency through the adoption and use of due diligence tools created by the Electronic Industry Citizenship Coalition and the Global e-Sustainability Initiative (“EICC/GeSI”). This included the use of the Conflict Minerals Reporting Template (“CMRT”), a supply-chain survey.
•We have conducted a supply chain survey of our largest suppliers that potentially provided parts and materials containing conflict minerals. The survey requested suppliers to identify smelters and refiners, using the CMRT. As a downstream manufacturer, we rely on our vendors to provide the origins of all of our conflict minerals, including the location of the smelter, mine, or transit route of the minerals.

Design of Due Diligence

We have reviewed our suppliers and sourcing decisions, and integrated into our management programs the Organization for Economic Cooperation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Second Edition (“OECD Framework”), an internationally-recognized due diligence framework. Winnebago Industries communicated to applicable suppliers our efforts to comply with Rule 13p-1.

Description of Due Diligence Measures Performed

We have included a summary below of the description of the measures performed to exercise due diligence on the source and chain of custody of the necessary conflict minerals contained in our products, which may have originated from the Covered Countries and may not have come from recycled or scrap sources:

•We evaluated survey responses to identify: (i) the use and source of conflict minerals, and; (ii) any indicators that conflict minerals may have come from the Democratic Republic of the Congo or an Adjoining Country.
•We compared smelters and refiners identified by the supply chain survey against the list of smelters and refiners that are compliant with the Responsible Minerals Assurance Process (“RMAP”) assessment protocols.
•We made additional inquiries on a case-by-case basis if smelter and refinery information was deemed inconsistent, inaccurate, or incomplete.
•The status of risk mitigation efforts was summarized and provided to Winnebago Industries’ management.
•Our conflict minerals compliance results are reported annually to the SEC and are made publicly available on our website.

1

Product Determination

All products manufactured by Winnebago Industries are deemed to contain conflict minerals only when necessary to the products’ functionality. We produce products that include motorhomes, travel trailers, fifth wheel trailers, specialty commercial vehicles, and marine products, as well as supporting RV and marine products. Based on the surveys provided and notifications that our suppliers’ diligence efforts were incomplete, we do not have sufficient information to conclusively determine all smelters or refiners or Countries of Origin of the conflict minerals. However, based on the data provided by the Reasonable Country of Origin Inquiry, we have provided a list of the smelters and refiners that were reported in the surveys provided to us by our suppliers on Annex I. The majority of our suppliers reported conflict minerals’ use at the company level, not at the product level. As such, we cannot definitively state whether these conflict minerals were included in the products supplied to Winnebago or further validate that these smelters or refiners exist in our supply chain. However, if any smelter or refiner is identified as having a potential sanctions risk as part of the screening process set forth above, we work with the relevant suppliers to evaluate and remediate such risks in a manner consistent with applicable sanctions program requirements, including, where appropriate, requesting that suppliers remove sanctioned smelters and refiners from their supply chain.

Future Due Diligence

There were numerous suppliers that did not identify any smelters or refiners used and an additional group of suppliers that did not provide a response to our survey. In our efforts to obtain timely and accurate information from our supply chain, we intend to execute the following:

•Continue to assess the presence of conflict minerals in our supply chain.
•Clearly communicate expectations with newly contracted and delinquent suppliers.
•Continue to improve our risk mitigation strategy.
•Continue to encourage our direct suppliers to assess their supply chain risks.
•Continue to encourage our direct suppliers to provide complete and accurate information.

As we progress, we expect that transparency in our supply chain will increase, which will allow for more accurate and detailed levels of risk assessment within our supply chain.
2

Annex I

Metal	Smelter or Refiner Name	Smelter or Refiner Country
Gold	8853 S.p.A.	ITALY
Gold	ABC Refinery Pty Ltd.	AUSTRALIA
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA
Gold	African Gold Refinery	UGANDA
Gold	Agosi AG	GERMANY
Gold	Aida Chemical Industries Co., Ltd.	JAPAN
Gold	Aktyubinsk Copper Company TOO	KAZAKHSTAN
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Gold	Al Ghaith Gold	PORTUGAL
Gold	Albino Mountinho Lda.	PORTUGAL
Gold	Alexy Metals	UNITED STATES OF AMERICA
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL
Gold	Argor-Heraeus S.A.	SWITZERLAND
Gold	ARY Aurum Plus	UNITED ARAB EMIRATES
Gold	Asahi Pretec Corp.	JAPAN
Gold	Asahi Refining Canada Ltd.	CANADA
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA
Gold	Asaka Riken Co., Ltd.	JAPAN
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	AU Traders and Refiners	SOUTH AFRICA
Gold	Augmont Enterprises Private Limited	INDIA
Gold	AURA-II	UNITED STATES OF AMERICA
Gold	Aurubis AG	GERMANY
Gold	Baiyin Nonferrous Group Co.,Ltd	CHINA
Gold	Bangalore Refinery	INDIA
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Bauer Walser AG	GERMANY
Gold	Boliden AB	SWEDEN
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	C.I Metales Procesados Industriales SAS	COLOMBIA
Gold	Caridad	MEXICO
Gold	CCR Refinery - Glencore Canada Corporation	CANADA
Gold	Cendres + Metaux S.A.	SWITZERLAND
Gold	CGR Metalloys Pvt Ltd.	INDIA
Gold	Chimet S.p.A.	ITALY
Gold	China Gold Deal Investment Co., Ltd.	CHINA
Gold	China National Gold Group Corporation	CHINA
Gold	Chugai Mining	JAPAN
Gold	Codelco	CHILE
Gold	Coimpa Industrial LTDA	BRAZIL
Gold	Colt Refining	UNITED STATES OF AMERICA
Gold	Cookson Métaux Précieux - Cookson CLAL	FRANCE
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF
Gold	Dai-ichi Seiko	JAPAN

Metal	Smelter or Refiner Name	Smelter or Refiner Country
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES
Gold	DODUCO Contacts and Refining GmbH	GERMANY
Gold	Dongwu Gold Group	CHINA
Gold	Dowa	JAPAN
Gold	DS PRETECH Co., Ltd.	KOREA, REPUBLIC OF
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
Gold	Eco-System Recycling Co., Ltd. East Plant	JAPAN
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN
Gold	Elemetal Refining, LLC	UNITED STATES OF AMERICA
Gold	Emerald Jewel Industry India Limited (Unit 1)	INDIA
Gold	Emerald Jewel Industry India Limited (Unit 2)	INDIA
Gold	Emerald Jewel Industry India Limited (Unit 3)	INDIA
Gold	Emerald Jewel Industry India Limited (Unit 4)	INDIA
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA
Gold	GG Refinery Ltd.	TANZANIA, UNITED REPUBLIC OF
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	INDIA
Gold	Gold by Gold Colombia	COLOMBIA
Gold	Gold Coast Refinery	GHANA
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Gold	Guangdong Hua Jian Trade Co., Ltd.	CHINA
Gold	Guangdong Jinding Gold Limited	CHINA
Gold	GUANGDONG JINXIAN GAOXIN CAI LIAO GONG SI	CHINA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold	Hang Seng Technology	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	HeeSung Metal Ltd.	KOREA, REPUBLIC OF
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Henan Yuguang Gold & Lead Co., Ltd.	CHINA
Gold	Heraeus Germany GmbH Co. KG	GERMANY
Gold	Heraeus Metals Hong Kong Ltd.	CHINA
Gold	HeTai Gold Mineral GuangDong Co., Ltd.	CHINA
Gold	Hop Hing Electroplating Factory Zhejiang	CHINA
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA
Gold	Hunan Guiyang Yinxing Nonferrous Smelting Co., Ltd.	CHINA
Gold	Hung Cheong Metal Manufacturing Limited	CHINA
Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF
Gold	Industrial Refining Company	BELGIUM
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES

Metal	Smelter or Refiner Name	Smelter or Refiner Country
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Italpreziosi	ITALY
Gold	JALAN & Company	INDIA
Gold	Japan Mint	JAPAN
Gold	Jiangxi Copper Co., Ltd.	CHINA
Gold	Jin Jinyin Refining Co., Ltd.	CHINA
Gold	Jinli Enterprise Co., Ltd.	UNKNOWN
Gold	Jinlong Copper Co., Ltd.	CHINA
Gold	Johnson Matthey Inc	UNITED STATES OF AMERICA
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	JSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	K.A. Rasmussen	NORWAY
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold	Kazzinc	KAZAKHSTAN
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND
Gold	Kojima Chemicals Co., Ltd.	JAPAN
Gold	Korea Metal Co. Ltd	KOREA, REPUBLIC OF
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF
Gold	KP Sanghvi International Airport	INDIA
Gold	Kundan Care Products Ltd.	INDIA
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION
Gold	L'azurde Company For Jewelry	SAUDI ARABIA
Gold	Lingbao Gold Co., Ltd.	CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Gold	L'Orfebre S.A.	ANDORRA
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Gold	LT Metal Ltd.	KOREA, REPUBLIC OF
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Gold	Marsam Metals	BRAZIL
Gold	Materion	UNITED STATES OF AMERICA
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	MD Overseas	INDIA
Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA
Gold	Metallix Refining Inc.	UNITED STATES OF AMERICA
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Metalor Technologies S.A.	SWITZERLAND
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN

Metal	Smelter or Refiner Name	Smelter or Refiner Country
Gold	MK Electron Co., Ltd.	KOREA, REPUBLIC OF
Gold	MKS PAMP SA	SWITZERLAND
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	Modeltech Sdn Bhd	MALAYSIA
Gold	Morris and Watson	NEW ZEALAND
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	N.E.Chemcat Corporation	JAPAN
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	NH Recytech Company	KOREA, REPUBLIC OF
Gold	Nihon Material Co., Ltd.	JAPAN
Gold	Nihon Superior Co., Ltd.	JAPAN
Gold	Nyrstar Metals	UNITED STATES OF AMERICA
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	Ohio Precious Metals	UNITED STATES OF AMERICA
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Gold	PAMP S.A.	SWITZERLAND
Gold	Pan Pacific Copper Co. LTD	JAPAN
Gold	Pease & Curren	UNITED STATES OF AMERICA
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Gold	Planta Recuperadora de Metales SpA	CHILE
Gold	Precious Metals Sales Corp.	UNITED STATES OF AMERICA
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PX Precinox S.A.	SWITZERLAND
Gold	QG Refining, LLC	UNITED STATES OF AMERICA
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Gold	Realized The Enterprise Co., Ltd.	CHINA
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA
Gold	REMONDIS PMR B.V.	NETHERLANDS
Gold	Republic Metals Corporation	UNITED STATES OF AMERICA
Gold	Rio Tinto Group	AUSTRALIA
Gold	Royal Canadian Mint	CANADA
Gold	SAAMP	FRANCE
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA
Gold	Safimet S.p.A	ITALY
Gold	SAFINA A.S.	CZECHIA
Gold	Sai Refinery	INDIA
Gold	Sam Precious Metals	UNITED ARAB EMIRATES
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF
Gold	Sancus ZFS (L’Orfebre, SA)	COLOMBIA
Gold	SAXONIA Edelmetalle GmbH	GERMANY
Gold	Schone Edelmetaal B.V.	NETHERLANDS
Gold	ScotiaMocatta, The Bank of Nova Scotia	HONG KONG

Metal	Smelter or Refiner Name	Smelter or Refiner Country
Gold	Sellem Industries Ltd.	MAURITANIA
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN
Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	CHINA
Gold	Shandon Jin Jinyin Refining Limited	CHINA
Gold	Shandong Gold Smelting Co., Ltd.	CHINA
Gold	Shandong Hengbang Smelter Co., Ltd.	CHINA
Gold	Shandong Humon Smelting Co., Ltd.	CHINA
Gold	Shandong Penglai Gold Smelter	CHINA
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold	Shandong Yanggu Xiangguang Co., Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Gold	Shandong Zhongkuang Group Co.,Ltd.	CHINA
Gold	Shang Hai Gold Exchange	CHINA
Gold	Shenzhen CuiLu Gold Co., Ltd.	CHINA
Gold	Shenzhen Heng Zhong Industry Co., Ltd	CHINA
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA
Gold	Shirpur Gold Refinery Ltd.	INDIA
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Sino-Platinum Metals Co., Ltd.	CHINA
Gold	So Accurate Group, Inc.	UNITED STATES OF AMERICA
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Solar Applied Materials Taiwan	TAIWAN, PROVINCE OF CHINA
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Gold	Sovereign Metals	INDIA
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA
Gold	Sudan Gold Refinery	SUDAN
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF
Gold	Suntain Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	SuZhou ShenChuang Recycling Ltd.	CHINA
Gold	Suzhou Xingrui Noble	CHINA
Gold	T.C.A S.p.A	ITALY
Gold	Tai Perng	INDONESIA
Gold	TAIWAN TOTAI CO., LTD.	TAIWAN, PROVINCE OF CHINA
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Gold	Tokuriki Honten Co., Ltd.	JAPAN
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN
Gold	Torecom	KOREA, REPUBLIC OF
Gold	Tsai Brother Industries	TAIWAN, PROVINCE OF CHINA
Gold	TSK Pretech	KOREA, REPUBLIC OF
Gold	Umicore Brasil Ltda.	BRAZIL
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Gold	Union Bank of Switzerland (UBS)	SWITZERLAND

Metal	Smelter or Refiner Name	Smelter or Refiner Country
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Gold	Universal Precious Metals Refining Zambia	ZAMBIA
Gold	Valcambi S.A.	SWITZERLAND
Gold	Value Trading	BELGIUM
Gold	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	CHINA
Gold	WANG TING	CHINA
Gold	WEEEREFINING	FRANCE
Gold	Western Australian Mint (The Perth Mint)	AUSTRALIA
Gold	WIELAND Edelmetalle GmbH	GERMANY
Gold	Wuzhong Group	CHINA
Gold	Xiamen JInbo Metal Co., Ltd.	CHINA
Gold	Xstrate Canada Corporation	CANADA
Gold	Yamakin Co., Ltd.	JAPAN
Gold	Yamato Denki Ind. Co., Ltd.	JAPAN
Gold	Yokohama Metal Co., Ltd.	JAPAN
Gold	Yunnan Copper Industry Co., Ltd.	CHINA
Gold	Yunnan Gold Mining Group Co., Ltd. (YGMG)	CHINA
Gold	Zhaojun Maifu	CHINA
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
Gold	Zhongkuang Gold Industry Co., Ltd.	CHINA
Gold	Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.	CHINA
Gold	Zhongshan Poison Material Proprietary Co., Ltd.	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Zhuhai Toxic Materials Monopoly Ltd.	CHINA
Gold	Zhuzhou Smelting Group Co., Ltd	CHINA
Gold	Zijin Mining Group Co. Ltd	CHINA
Tantalum	5D Production OU	ESTONIA
Tantalum	AMG Brasil	BRAZIL
Tantalum	AMG Mining Mibra Mine	BRAZIL
Tantalum	ANHUI HERRMAN IMPEX CO.	CHINA
Tantalum	Avon Specialty Metals Ltd.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	Chofu Works	CHINA
Tantalum	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tantalum	CP Metals Inc.	UNITED STATES OF AMERICA
Tantalum	CV Dua Sekawan	INDONESIA
Tantalum	CV Gita Pesona	INDONESIA
Tantalum	CV United Smelting	INDONESIA
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA
Tantalum	Dongguan City Xida Soldering Tin Products Co.	CHINA
Tantalum	Duoluoshan	CHINA
Tantalum	E.S.R. Electronics	UNITED STATES OF AMERICA
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	FIR Metals & Resource Ltd.	CHINA
Tantalum	Fuji Metal Mining Corp.	JAPAN
Tantalum	Furuuchi Chemical Corporation	JAPAN

Metal	Smelter or Refiner Name	Smelter or Refiner Country
Tantalum	Ganzhou Beseem Ferrotungsten Co., Ltd.	CHINA
Tantalum	Ganzhou Yatai Tungsten Co., Ltd.	CHINA
Tantalum	Gejiu Fengming Metallurgy Chemical Plant	CHINA
Tantalum	Gejiu Jinye Mineral Company	CHINA
Tantalum	Gejiu Yunxi Group Corp.	CHINA
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum	GUANGXI HUA TIN GOLD MINUTE FEE, LTD.	CHINA
Tantalum	Guangxi Nonferrous Metals Group	INDONESIA
Tantalum	Guangxi Zhongshan Jin Yi Smelting Co., Ltd.	CHINA
Tantalum	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA
Tantalum	H.C. Starck Co., Ltd.	THAILAND
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA
Tantalum	H.C. Starck Ltd.	JAPAN
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tantalum	H.C. Starck Tantalum and Niobium GmbH	GERMANY
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	Hezhou Jinwei Tin Co., Ltd.	CHINA
Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES OF AMERICA
Tantalum	Hongqiao Metals (Kunshan) Co., Ltd.	CHINA
Tantalum	Huichang Jinshunda Tin Co., Ltd.	CHINA
Tantalum	ICD Alloys & Metals	UNITED STATES OF AMERICA
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Tantalum	Jiangxi Tuohong New Raw Material	CHINA
Tantalum	Jiangxi Xianglu Tungsten Co., Ltd.	CHINA
Tantalum	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Ju Tai Industrial Co., Ltd.	CHINA
Tantalum	KEMET Blue Metals	MEXICO
Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA
Tantalum	KEMET de Mexico	MEXICO
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA
Tantalum	Kmeta Materials	NORTH MACEDONIA
Tantalum	LIAN JING	CHINA
Tantalum	LSM Brasil S.A.	BRAZIL
Tantalum	M/s ECO Tropical Resources	SINGAPORE
Tantalum	Ma An Shan Shu Guang Smelter Corp.	CHINA
Tantalum	Materials Eco-Refining Co., LTD.	INDONESIA
Tantalum	Materion Newton Inc.	UNITED STATES OF AMERICA
Tantalum	Meta Materials	NORTH MACEDONIA

Metal	Smelter or Refiner Name	Smelter or Refiner Country
Tantalum	Metahub Industries Sdn. Bhd.	MALAYSIA
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA
Tantalum	Minchali Metal Industry Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tantalum	Mineracao Taboca S.A.	BRAZIL
Tantalum	Ming Li Jia Smelt Metal Factory	CHINA
Tantalum	Nantong Tongjie Electrical Co., Ltd.	CHINA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	NPM Silmet AS	ESTONIA
Tantalum	Plansee SE Reutte	AUSTRIA
Tantalum	PM Kalco Inc	UNITED STATES OF AMERICA
Tantalum	PowerX Ltd.	RWANDA
Tantalum	PT DS Jaya Abadi	INDONESIA
Tantalum	PT Eunindo Usaha Mandiri	INDONESIA
Tantalum	PT Inti Stania Prima	INDONESIA
Tantalum	PT Karimun Mining	INDONESIA
Tantalum	PT Kijang Jaya Mandiri	INDONESIA
Tantalum	PT Lautan Harmonis Sejahtera	INDONESIA
Tantalum	PT Natari	INDONESIA
Tantalum	PT Sumber Jaya Indah	INDONESIA
Tantalum	QSIL Metals Hermsdorf GmbH	GERMANY
Tantalum	QuantumClean	UNITED STATES OF AMERICA
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL
Tantalum	RFH Metals & Chemicals Co., Ltd.	CHINA
Tantalum	RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	RFH Tantalum Smeltery Co., Ltd.	CHINA
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	CHINA
Tantalum	Shanghai Jiangxi Metals Co. Ltd.	CHINA
Tantalum	Shenzhen Hong Chang Metal Manufacturing Factory	CHINA
Tantalum	Sichuan Guanghan Jiangnan Casting Smelters	CHINA
Tantalum	Sigma Tin Alloy Co., Ltd.	CHINA
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
Tantalum	Spectro Alloys Corp.	UNITED STATES OF AMERICA
Tantalum	Suzhou Nuonengda Chemical Co., Ltd.	CHINA
Tantalum	Taicang City Nancang Metal Material Co., Ltd.	CHINA
Tantalum	Taike Technology(Suzhou)Co.,Ltd.	CHINA
Tantalum	Taiwan High-Tech Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tantalum	Taiwan's Lofty Enterprises Ltd.	TAIWAN, PROVINCE OF CHINA
Tantalum	Taki Chemical Co., Ltd.	JAPAN
Tantalum	TANIOBIS Co., Ltd.	THAILAND
Tantalum	TANIOBIS GmbH	GERMANY
Tantalum	TANIOBIS Japan Co., Ltd.	JAPAN
Tantalum	TANIOBIS Smelting GmbH & Co. KG	GERMANY
Tantalum	Telex Metals	UNITED STATES OF AMERICA
Tantalum	Tianshui Ling Bo Technology Co., Ltd.	CHINA
Tantalum	TIN PLATING GEJIU	CHINA
Tantalum	Top-Team Technology (Shenzhen) Ltd.	CHINA

Metal	Smelter or Refiner Name	Smelter or Refiner Country
Tantalum	Tranzact, Inc.	UNITED STATES OF AMERICA
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum	ULVAC Inc.	JAPAN
Tantalum	V&D New Materials (Jiangsu) Co., Ltd.	CHINA
Tantalum	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIETNAM
Tantalum	WUJIANG CITY LUXE TIN FACTORY	CHINA
Tantalum	Xianghualing Tin Industry Co., Ltd.	CHINA
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA
Tantalum	XIMEI RESOURCES(GUIZHOU) TECHNOLOGY CO., LTD.	CHINA
Tantalum	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	CHINA
Tantalum	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tantalum	XURI	CHINA
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA
Tantalum	Yifeng Tin	CHINA
Tantalum	Yuecheng Tin Co., Ltd.	CHINA
Tantalum	Yunnan Chengo Electric Smelting Plant	CHINA
Tantalum	Yunnan Copper Zinc Industry Co., Ltd.	CHINA
Tantalum	Yunnan Industrial Co., Ltd.	CHINA
Tantalum	Yunnan Malipo Baiyi Kuangye Co.	CHINA
Tantalum	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd.	CHINA
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA
Tin	Alpha	UNITED STATES OF AMERICA
Tin	American Iron and Metal	CANADA
Tin	An Thai Minerals Co., Ltd.	VIETNAM
Tin	An Vinh Joint Stock Mineral Processing Company	VIETNAM
Tin	Arco Alloys	UNITED STATES OF AMERICA
Tin	Aurubis Beerse	BELGIUM
Tin	Aurubis Berango	SPAIN
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	CNMC (Guangxi) PGMA Co. Ltd.	CHINA
Tin	Cooperativa Metalurgica de Rondonia Ltda.	BRAZIL
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL
Tin	CRM Synergies	SPAIN
Tin	CV Ayi Jaya	INDONESIA
Tin	CV Duta Putra Bangka	INDONESIA
Tin	CV Makmur Jaya	INDONESIA
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	DONG GUAN SHI XI DA HAN XI PRODUCT CO., LTD	CHINA
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA
Tin	Dragon Silver Holdings Limited	CHINA
Tin	DS Myanmar	MYANMAR
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIETNAM
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)

Metal	Smelter or Refiner Name	Smelter or Refiner Country
Tin	Enthone	GERMANY
Tin	Estanho de Rondonia S.A.	BRAZIL
Tin	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL
Tin	Feinhutte Halsbrucke GmbH	GERMANY
Tin	Fenix Metals	POLAND
Tin	Funsur Smelter	PERU
Tin	Geiju Non-Ferrous Metal Processing Co. Ltd.	CHINA
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin	GEJIU YE LIAN CHANG	CHINA
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tin	Gejiu, Yunnan Sheng	CHINA
Tin	Gold Bell Group	CHINA
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA
Tin	HighTech Components Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin	Huichang Jinshunda Tin Co. Ltd	CHINA
Tin	HUIZHOU LIAN JING METAL MATERIAL CO.,LTD	CHINA
Tin	Hulterworth Smelter	CHINA
Tin	Hunan Xianghualing tin Co. Ltd.	CHINA
Tin	Impag AG	SWITZERLAND
Tin	Jiang Jia Wang Technology Co.	CHINA
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA
Tin	KARAS PLATING LTD	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	Kester Inc. / ITW Specialty Materials	CHINA
Tin	KOBE STEEL, LTD.	CHINA
Tin	Kovohute Pribram nastupnicka, a. s.	CZECHIA
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA
Tin	Liuzhou China Tin	CHINA
Tin	Luna Smelter, Ltd.	RWANDA
Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA
Tin	Magnus Minerais Metais e Ligas Ltda.	BRAZIL
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	Malaysia Smelting Corporation Berhad (Port Klang)	MALAYSIA
Tin	Melt Metais e Ligas S.A.	BRAZIL
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA
Tin	Metallo Belgium N.V.	BELGIUM
Tin	Metallo Spain S.L.U.	SPAIN
Tin	Metallum Group Holding NV	BELGIUM
Tin	Mineracao Taboca SA	BRAZIL
Tin	Mining Minerals Resources SARL	CONGO, DEMOCRATIC REPUBLIC OF THE
Tin	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tin	Minsur	PERU

Metal	Smelter or Refiner Name	Smelter or Refiner Country
Tin	Ney Metals and Alloys	UNITED STATES OF AMERICA
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIETNAM
Tin	Nicromet	POLAND
Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION
Tin	Novosibirsk Tin Combine	RUSSIAN FEDERATION
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	Old City Metals Processing Co., Ltd.	CHINA
Tin	OMODEO A. E S. METALLEGHE SRL	ITALY
Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Pan Light Corporation	TAIWAN, PROVINCE OF CHINA
Tin	Phoenix Metal Ltd.	RWANDA
Tin	Pongpipat Company Limited	MYANMAR
Tin	Precious Minerals and Smelting Limited	INDIA
Tin	PT Alam Lestari Kencana	INDONESIA
Tin	PT Aries Kencana Sejahtera	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Bangka Kudai Tin	INDONESIA
Tin	PT Bangka Prima Tin	INDONESIA
Tin	PT Bangka Putra Karya	INDONESIA
Tin	PT Bangka Serumpun	INDONESIA
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT BilliTin Makmur Lestari	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT Cipta Persada Mulia	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT HP Metals Indonesia	INDONESIA
Tin	PT Justindo	INDONESIA
Tin	PT Koba Tin	INDONESIA
Tin	PT Masbro Alam Stania	INDONESIA
Tin	PT Menara Cipta Mulia	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Mitra Sukses Globalindo	INDONESIA
Tin	PT O.M. Indonesia	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Premium Tin Indonesia	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Putera Sarana Shakti (PT PSS)	INDONESIA
Tin	PT Rajawali Rimba Perkasa	INDONESIA
Tin	PT Rajehan Ariq	INDONESIA
Tin	PT Refined Bangka Tin	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA

Metal	Smelter or Refiner Name	Smelter or Refiner Country
Tin	PT Singkep Times Utama	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sukses Inti Makmur	INDONESIA
Tin	PT Supra Sukses Trinusa	INDONESIA
Tin	PT Timah Nusantara	INDONESIA
Tin	PT Timah Tbk Kundur	INDONESIA
Tin	PT Timah Tbk Mentok	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tirus Putra Mandiri	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	PT Wahana Perkit Jaya	INDONESIA
Tin	PT Yinchendo Mining Industry	INDONESIA
Tin	Rian Resources SDN. BHD.	MALAYSIA
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Tin	Shangrao Xuri Smelting Factory	CHINA
Tin	SIZER METALS PTE LTD	SINGAPORE
Tin	Soft Metais Ltda.	BRAZIL
Tin	Solder Court Ltd.	CHINA
Tin	Super Ligas	BRAZIL
Tin	Taiwan Huanliang	TAIWAN, PROVINCE OF CHINA
Tin	Takehara PVD Materials Plant / PVD Materials Division of MITSUI MINING & SMELTING CO., LTD.	JAPAN
Tin	Tennessee Aluminum Processors	UNITED STATES OF AMERICA
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	VIETNAM
Tin	Thailand Mine Factory	THAILAND
Tin	Thaisarco	THAILAND
Tin	Three Green Surface Technology Limited Company	CHINA
Tin	Tin Smelting Branch of Yunnan Tin Co., Ltd.	CHINA
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA
Tin	Toboca/ Paranapenema	BRAZIL
Tin	TONG LONG	CHINA
Tin	TRATHO Metal Quimica	BRAZIL
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIETNAM
Tin	ULTRACORE CO., LTD.	THAILAND
Tin	VQB Mineral and Trading Group JSC	VIETNAM
Tin	Welley Solder Corporation	TAIWAN, PROVINCE OF CHINA
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL
Tin	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	CHINA
Tin	XiaMen YiQuan Precision Metal Co., Ltd	CHINA
Tin	Yan Nan Xi Ye Electrical Limited	CHINA
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin	Yiquan Manufacturing	CHINA
Tin	Yunnan Chengfeng Non-Ferrous Metals Co., Ltd.	CHINA
Tin	Yunnan Geiju Smelting Corp.	CHINA
Tin	Yunnan Tin Company Limited	CHINA
Tin	Yunnan Yunfan Non-Ferrous Metals Co., Ltd.	CHINA
Tin	YunXi	CHINA
Tin	Zhongshan Jinye Smelting Co.,Ltd	CHINA

Metal	Smelter or Refiner Name	Smelter or Refiner Country
Tungsten	A.L.M.T. Corp.	JAPAN
Tungsten	ACL Metais Eireli	BRAZIL
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL
Tungsten	Artek LLC	RUSSIAN FEDERATION
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIETNAM
Tungsten	Avon Specialty Metals Ltd.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tungsten	BESEEM MINING CO., LTD.	CHINA
Tungsten	CB CERATIZIT Zhangzhou Carbide Co.,Ltd.	CHINA
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	China Minmetals Non-Ferrous Metals Holding Co., Ltd.	CHINA
Tungsten	China Molybdenum Tungsten Co., Ltd.	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	Cronimet Brasil Ltda.	BRAZIL
Tungsten	DAIDO STEEL	JAPAN
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten	DONGKUK INDUSTRIES CO., LTD.	KOREA, REPUBLIC OF
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Fujian Xinlu Tungsten	CHINA
Tungsten	Fujian Xinlu Tungsten Co., Ltd.	CHINA
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Non-Ferrous Metals Smelting Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	Ganzhou Sunny Non-Ferrous Metals Co., Ltd.	CHINA
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA
Tungsten	Global Tungsten & Powders LLC	UNITED STATES OF AMERICA
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	H.C. Starck Tungsten GmbH	GERMANY
Tungsten	HANNAE FOR T Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Hubei Green Tungsten Co., Ltd.	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA
Tungsten	Hunan Jintai New Material Co., Ltd.	CHINA
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	CHINA
Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	CHINA
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Minmetals Gao'an Non-Ferrous Metals Co., Ltd.	CHINA

Metal	Smelter or Refiner Name	Smelter or Refiner Country
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-Ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	Jingmen Dewei GEM Tungsten Resources Recycling Co., Ltd.	CHINA
Tungsten	JSC Kirovgrad Hard Alloys Plant	RUSSIAN FEDERATION
Tungsten	Kenee Mining Corporation Vietnam	VIETNAM
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA
Tungsten	KGETS Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tungsten	Lianyou Resources Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tungsten	LLC Vostok	RUSSIAN FEDERATION
Tungsten	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd.	CHINA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Masan High-Tech Materials	VIETNAM
Tungsten	Mehra Ferro-Alloys Pvt. Ltd.	INDIA
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION
Tungsten	Nam Viet Cromit Joint Stock Company	VIETNAM
Tungsten	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA
Tungsten	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION
Tungsten	OOO “Technolom” 1	RUSSIAN FEDERATION
Tungsten	OOO “Technolom” 2	RUSSIAN FEDERATION
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Tungsten	Pobedit, JSC	RUSSIAN FEDERATION
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIETNAM
Tungsten	Shaoguan Xinhai Rendan Tungsten Industry Co. Ltd.	CHINA
Tungsten	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	CHINA
Tungsten	TaeguTec LTD.	KOREA, REPUBLIC OF
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIETNAM
Tungsten	Toshiba Material Co., Ltd.	JAPAN
Tungsten	Tungsten Diversified Industries LLC	UNITED STATES OF AMERICA
Tungsten	Tungsten Vietnam Joint Stock Company	VIETNAM
Tungsten	Unecha Refractory Metals Plant	RUSSIAN FEDERATION
Tungsten	Valbruna	ITALY
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA
Tungsten	Wolfram Company CJSC	RUSSIAN FEDERATION
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.	CHINA